UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2016

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation) Delaware (Kilroy Realty, L.P.)	001-12675 (Kilroy Realty Corporation) 000-54005 (Kilroy Realty, L.P.)	95-4598246 (Kilroy Realty Corporation) 95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200 Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(310) 481-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS
Supplemental United States Federal Income Tax Considerations

The information included under the heading “Supplemental United States Federal Income Tax Considerations” in Exhibit 99.1 hereto supersedes and replaces certain specified portions of, and is intended to be read together with, the discussion under the heading “United States Federal Income Tax Considerations” in Exhibit 99.1 to Kilroy Realty Corporation’s (the “Company’s”) and Kilroy Realty, L.P.’s (the “operating partnership’s”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2016 (the “February 18 Form 8-K Exhibit 99.1”). The discussion set forth in the February 18 Form 8-K Exhibit 99.1, which was filed with respect to Item 8.01 of Form 8-K, superseded and replaced, in their entirety: (i) the discussion under the heading “United States Federal Income Tax Considerations” in the prospectus dated October 2, 2013, which is a part of the Company’s and the operating partnership’s Registration Statement on Form S-3 (File Nos. 333-191524 and 333-191524-01) filed with the SEC on October 2, 2013, (ii) the discussion set forth in Exhibit 99.1 to the Company’s and the operating partnership’s Current Report on Form 8-K filed with the SEC on February 11, 2015, which was filed with respect to Item 8.01 of Form 8-K, and (iii) the discussion set forth in Exhibit 99.1 to the Company’s and the operating partnership’s Current Report on Form 8-K filed with the SEC on October 30, 2015, which was filed with respect to Item 8.01 of Form 8-K.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1*	Supplemental United States Federal Income Tax Considerations
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: July 27, 2016

By:	/s/ Heidi R. Roth
Heidi R. Roth Executive Vice President, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: July 27, 2016

By:	Kilroy Realty Corporation,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth Executive Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

99.1*	Supplemental United States Federal Income Tax Considerations
*	Filed herewith